Exhibit 99.1

PRESS RELEASE

FTAI Infrastructure Inc. Reports Second Quarter 2023 Results, Declares Dividend of $0.03 per Share of Common Stock

NEW YORK, July 25, 2023 (GLOBE NEWSWIRE) -- FTAI Infrastructure Inc. (NASDAQ:FIP) (the “Company” or “FTAI Infrastructure”) today reported financial results for the second quarter 2023. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.

Financial Overview

(in thousands, except per share data)
Selected Financial Results	Q2’23
Net Loss Attributable to Stockholders	$(38,853)
Basic and Diluted Loss per Share of Common Stock	$(0.38)
Adjusted EBITDA(1)	$27,677
Adjusted EBITDA - Four core segments (1)(2)	$36,153

(1)	For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.
(2)	Excludes Sustainability and Energy Transition and Corporate and Other segments

Second Quarter 2023 Dividends

On July 25, 2023, the Company’s Board of Directors (the “Board”) declared a cash dividend on its common stock of $0.03 per share for the quarter ended June 30, 2023, payable on August 15, 2023 to the holders of record on August 8, 2023.

Business Highlights

•	Adjusted EBITDA of $36.2 million from our four core segments, up 20% vs Q1 of 2023

•	Transtar business unit generated $20.3 million of Adjusted EBITDA for the quarter

•	Executed 15-year contract with first customer at “Jefferson South” terminal for transloading of clean fuels

Additional Information

For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Relations section of the Company’s website, www.fipinc.com, and the Company’s Quarterly Report on Form 10-Q, when available on the Company’s website.

Conference Call

In addition, management will host a conference call on Wednesday, July 26, 2023 at 8:00 A.M. Eastern Time. The conference call may be accessed by registering at

https://register.vevent.com/register/BI9b1bb57ad78c4240883aa2c3d4164ab8. Once registered, participants will receive a dial-in and unique pin to access the call.

A simultaneous webcast of the conference call will be available to the public on a listen-only basis at https://www.fipinc.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.

A replay of the conference call will be available after 11:30 A.M. on Wednesday, July 26, 2023 through 11:30 A.M. on Wednesday, August 2, 2023 on https://ir.fipinc.com/news-events/presentations.

The information contained on, or accessible through, any websites included in this press release is not incorporated by reference into, and should not be considered a part of, this press release.

About FTAI Infrastructure Inc.

FTAI Infrastructure primarily invests in critical infrastructure with high barriers to entry across the rail, ports and terminals, and power and gas sectors that, on a combined basis, generate strong and stable cash flows with the potential for earnings growth and asset appreciation. FTAI Infrastructure is externally managed by an affiliate of Fortress Investment Group LLC, a leading, diversified global investment firm.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.fipinc.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

For further information, please contact:

Alan Andreini
Investor Relations
FTAI Infrastructure Inc.
(646) 734-9414
aandreini@fortress.com

Exhibit - Financial Statements
FTAI INFRASTRUCTURE INC.
CONSOLIDATED AND COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenues
Total revenues	$81,832	$65,868	$158,326	$112,016

Expenses
Operating expenses	62,775	49,229	127,937	87,297
General and administrative	3,702	2,498	6,903	4,928
Acquisition and transaction expenses	636	8,872	905	13,108
Management fees and incentive allocation to affiliate	3,084	3,065	6,066	7,226
Depreciation and amortization	20,292	17,319	40,427	34,315
Asset impairment	602	—	743	—
Total expenses	91,091	80,983	182,981	146,874

Other income (expense)
Equity in (losses) earnings of unconsolidated entities	(1,625)	(13,859)	2,741	(35,902)
Gain on sale of assets, net	647	—	523	—
Interest expense	(24,182)	(6,486)	(47,432)	(12,945)
Other income (expense)	1,370	(553)	1,591	(1,012)
Total other expense	(23,790)	(20,898)	(42,577)	(49,859)
Loss before income taxes	(33,049)	(36,013)	(67,232)	(84,717)
Provision for income taxes	823	1,947	2,552	3,531
Net loss	(33,872)	(37,960)	(69,784)	(88,248)
Less: Net loss attributable to non-controlling interests in consolidated subsidiaries	(10,276)	(8,480)	(20,169)	(15,946)
Less: Dividends and accretion on redeemable preferred stock	15,257	—	29,827	—
Net loss attributable to stockholders/Former Parent	$(38,853)	$(29,480)	$(79,442)	$(72,302)

Loss per share:
Basic	$(0.38)	$(0.30)	$(0.77)	$(0.73)
Diluted	$(0.38)	$(0.30)	$(0.77)	$(0.73)
Weighted average shares outstanding:
Basic	102,793,800	99,387,467	102,790,737	99,387,467
Diluted	102,793,800	99,387,467	102,790,737	99,387,467

FTAI INFRASTRUCTURE INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	(Unaudited) June 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$42,523	$36,486
Restricted cash	54,960	113,156
Accounts receivable, net	56,375	60,807
Other current assets	60,581	67,355
Total current assets	214,439	277,804
Leasing equipment, net	34,240	34,907
Operating lease right-of-use assets, net	69,560	71,015
Property, plant, and equipment, net	1,687,929	1,673,808
Investments	70,245	73,589
Intangible assets, net	56,414	60,195
Goodwill	260,252	260,252
Other assets	44,531	26,829
Total assets	$2,437,610	$2,478,399

Liabilities
Current liabilities:
Accounts payable and accrued liabilities	$122,491	$136,048
Current debt, net	24,037	—
Operating lease liabilities	7,070	7,045
Other current liabilities	28,463	16,488
Total current liabilities	182,061	159,581
Debt, net	1,276,641	1,230,157
Operating lease liabilities	62,207	63,147
Other liabilities	90,886	236,130
Total liabilities	1,611,795	1,689,015

Commitments and contingencies

Redeemable preferred stock ($0.01 par value per share; 200,000,000 shares authorized; 300,000 shares issued and outstanding as of June 30, 2023 and December 31, 2022; redemption amount of $448.2 million at June 30, 2023 and December 31, 2022)	294,417	264,590

Equity
Common stock ($0.01 par value per share; 2,000,000,000 shares authorized; 99,470,553 and 99,445,074 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively)	994	994
Additional paid in capital	874,729	911,599
Accumulated deficit	(110,452)	(60,837)
Accumulated other comprehensive loss	(184,727)	(300,133)
Stockholders' equity	580,544	551,623
Non-controlling interest in equity of consolidated subsidiaries	(49,146)	(26,829)
Total equity	531,398	524,794
Total liabilities, redeemable preferred stock and equity	$2,437,610	$2,478,399

FTAI INFRASTRUCTURE INC.
CONSOLIDATED AND COMBINED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands, unless otherwise noted)

	Six Months Ended June 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(69,784)	$(88,248)
Adjustments to reconcile net loss to net cash used in operating activities:
Equity in (earnings) losses of unconsolidated entities	(2,741)	35,902
Gain on sale of assets, net	(523)	—
Equity-based compensation	1,537	1,665
Depreciation and amortization	40,427	34,315
Asset impairment	743	—
Change in deferred income taxes	2,110	3,327
Change in fair value of non-hedge derivative	1,125	(748)
Amortization of deferred financing costs	3,098	1,695
Amortization of bond discount	2,144	—
(Benefit from) provision for credit losses	(74)	90
Change in:
Accounts receivable	4,506	(30,585)
Other assets	(4,724)	(21,583)
Accounts payable and accrued liabilities	(16,370)	12,939
Management fees payable to affiliate	10,168	—
Other liabilities	11,427	(4,159)
Net cash used in operating activities	(16,931)	(55,390)

Cash flows from investing activities:
Investment in unconsolidated entities	(3,315)	(2,745)
Investment in convertible promissory notes	—	(5,000)
Acquisition of business, net of cash acquired	(4,448)	(3,819)
Acquisition of property, plant and equipment	(65,696)	(113,916)
Investment in promissory notes and loans	(22,000)	—
Proceeds from sale of leasing equipment	115	—
Proceeds from sale of property, plant and equipment	988	4,304
Net cash used in investing activities	(94,356)	(121,176)

Cash flows from financing activities:
Proceeds from debt	66,600	9,450
Payment of deferred financing costs	(1,192)	(277)
Cash dividends - common stock	(6,170)	—
Capital contribution from non-controlling interests	—	562
Net transfers from Former Parent, net	—	111,396
Settlement of equity-based compensation	(90)	—
Distributions to non-controlling interests	(20)	—
Net cash provided by financing activities	59,128	121,131

Net decrease in cash and cash equivalents and restricted cash	(52,159)	(55,435)
Cash and cash equivalents and restricted cash, beginning of period	149,642	301,855
Cash and cash equivalents and restricted cash, end of period	$97,483	$246,420

Key Performance Measures

The Chief Operating Decision Maker (“CODM”) utilizes Adjusted EBITDA as our key performance measure.

Adjusted EBITDA provides the CODM with the information necessary to assess operational performance, as well as make resource and allocation decisions. Adjusted EBITDA is defined as net income (loss) attributable to shareholders or Former Parent, adjusted (a) to exclude the impact of provision for (benefit from) income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, interest expense, interest costs on pension and other pension expense benefits (“OPEB”) liabilities, dividends and accretion expense related to redeemable preferred stock, and other non-recurring items, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities, and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities and the non-controlling share of Adjusted EBITDA.

The following table sets forth a reconciliation of net loss attributable to stockholders or Former Parent to Adjusted EBITDA for the three and six months ended June 30, 2023 and 2022:

	Three Months Ended June 30,			Six Months Ended June 30,
(in thousands)	2023	2022	Change	2023	2022	Change
Net loss attributable to stockholders/Former Parent	$(38,853)	$(29,480)	$(9,373)	$(79,442)	$(72,302)	$(7,140)
Add: Provision for income taxes	823	1,947	(1,124)	2,552	3,531	(979)
Add: Equity-based compensation expense	642	956	(314)	1,537	1,665	(128)
Add: Acquisition and transaction expenses	636	8,872	(8,236)	905	13,108	(12,203)
Add: Losses on the modification or extinguishment of debt and capital lease obligations	—	—	—	—	—	—
Add: Changes in fair value of non-hedge derivative instruments	—	(1,514)	1,514	1,125	(748)	1,873
Add: Asset impairment charges	602	—	602	743	—	743
Add: Incentive allocations	—	—	—	—	—	—
Add: Depreciation & amortization expense	20,292	17,319	2,973	40,427	34,315	6,112
Add: Interest expense	24,182	6,486	17,696	47,432	12,945	34,487
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (1)	6,886	6,825	61	15,076	12,232	2,844
Add: Dividends and accretion on redeemable preferred stock	15,257	—	15,257	29,827	—	29,827
Add: Interest and other costs on pension and OPEB liabilities	480	—	480	960	—	960
Add: Other non-recurring items (2)	51	—	51	1,339	—	1,339
Less: Equity in losses (earnings) of unconsolidated entities	1,625	13,859	(12,234)	(2,741)	35,902	(38,643)
Less: Non-controlling share of Adjusted EBITDA (3)	(4,946)	(3,716)	(1,230)	(10,167)	(7,532)	(2,635)
Adjusted EBITDA (non-GAAP)	$27,677	$21,554	$6,123	$49,573	$33,116	$16,457

(1)
Includes the following items for the three months ended June 30, 2023 and 2022: (i) net loss of $(1,660) and $(13,919), (ii) interest expense of $8,304 and $6,795, (iii) depreciation and amortization expense of $7,967 and $6,349, (iv) acquisition and transaction expenses of $237 and $387, (v) changes in fair value of non-hedge derivative instruments of $(7,963) and $7,118 and (vi) equity-based compensation of $1 and $95, respectively. Includes the following items for the six months ended June 30, 2023 and 2022: (i) net income (loss) of $2,658 and $(36,007), (ii) interest expense of $16,336 and $13,258, (iii) depreciation and amortization expense of $13,633 and $12,633, (iv) acquisition and transaction expenses of $257 and $391, (v) changes in fair value of non-hedge derivative instruments of $(17,810) and $21,732, (vi) equity-based compensation of $2 and $193 and (vii) asset impairment of $— and $32, respectively.

(2)	Includes the following items for the three and six months ended June 30, 2023: subsidiary severance expense of $51 and $1,339, respectively.

(3)
Includes the following items for the three months ended June 30, 2023 and 2022: (i) equity-based compensation of $76 and $124, (ii) provision for income taxes of $35 and $14, (iii) interest expense of $1,880 and $1,319, (iv) depreciation and amortization expense of $2,944 and $2,321, (v) changes in fair value of non-hedge derivative instruments of $— and $(62), (vi) acquisition and transaction expense of $8 and $—, (vii) interest and other costs on pension and OPEB liabilities of $1 and $— and (viii) asset impairment of $2 and $—, respectively. Includes the following items for the six months ended June 30, 2023 and 2022: (i) equity-based compensation of $186 and $250, (ii) provision for income taxes of $88 and $30, (iii) interest expense of $3,737 and $2,703, (iv) depreciation and amortization expense of $6,080 and $4,585, (v) changes in fair value of non-hedge derivative instruments of $61 and $(36), (vi) other non-recurring items of $3 and $—, (vii) acquisition and transaction expense of $8 and $—, (viii) interest and other costs on pension and OPEB liabilities of $2 and $— and (ix) asset impairment of $2 and $—, respectively.

The following table sets forth a reconciliation of net income (loss) attributable to stockholders to Adjusted EBITDA for our four core segments for the three months ended June 30, 2023:

	Three Months Ended June 30, 2023
(in thousands)	Railroad	Jefferson Terminal	Repauno	Power and Gas	Four Core Segments
Net income (loss) attributable to stockholders/Former Parent	$11,786	$(8,765)	$(4,510)	$3,059	$1,570
Add: Provision for income taxes	720	152	40	—	912
Add: Equity-based compensation expense	159	303	100	—	562
Add: Acquisition and transaction expenses	184	36	—	49	269
Add: Losses on the modification or extinguishment of debt and capital lease obligations	—	—	—	—	—
Add: Changes in fair value of non-hedge derivative instruments	—	—	—	—	—
Add: Asset impairment charges	602	—	—	—	602
Add: Incentive allocations	—	—	—	—	—
Add: Depreciation and amortization expense	5,125	12,144	2,281	—	19,550
Add: Interest expense	1,215	7,978	615	1	9,809
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (1)	—	—	—	8,933	8,933
Add: Dividends and accretion on redeemable preferred stock	—	—	—	—	—
Add: Interest and other costs on pension and OPEB liabilities	480	—	—	—	480
Add: Other non-recurring items (2)	51	—	—	—	51
Less: Equity in earnings of unconsolidated entities	—	—	—	(1,639)	(1,639)
Less: Non-controlling share of Adjusted EBITDA (3)	(18)	(4,766)	(162)	—	(4,946)
Adjusted EBITDA	$20,304	$7,082	$(1,636)	$10,403	$36,153

(1)	Power and Gas:

Includes the following items for the three months ended June 30, 2023: (i) net income of $1,639, (ii) interest expense of $7,378, (iii) depreciation and amortization expense of $7,641, (iv) acquisition and transaction expenses of $237, (v) changes in fair value of non-hedge derivative instruments of $(7,963), and (vi) equity-based compensation of $1.

(2)	Railroad:

Includes the following items for the three months ended June 30, 2023: Transtar severance expense of $51.

(3)	Railroad:

Includes the following items for the three months ended June 30, 2023: (i) depreciation and amortization expense of $12, (ii) interest expense of $3, (iii) interest and other costs on pension and OPEB liabilities of $1 and (iv) asset impairment of $2.

Jefferson Terminal:

Includes the following items for the three months ended June 30, 2023: (i) equity-based compensation of $71, (ii) provision for income taxes of $35, (iii) interest expense of $1,844, (iv) depreciation and amortization expense of $2,808 and (v) acquisition and transaction expense of $8.

Repauno:

Includes the following items for the three months ended June 30, 2023: (i) equity-based compensation of $5, (ii) interest expense of $33 and (iii) depreciation and amortization expense of $124.